SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 10:-	SUBSEQUENT EVENTS

a.
On July 27, 2017 an application to recognize a claim as a class action has been filed, in the Central District Court, Israel, against the Company. The application is subject to the court's approval. In the application, the applicant claims that the basis for the claim is misleading some of the Company customers, claiming that during the last seven years the Company has charged them for a superior system while installing an inferior system. The claimed amount, if the claim is certified as a class action, is estimated by the applicant to be NIS 1,332 (USD 373) per client and NIS 50,000,000 (USD 14,005,602) in the aggregate. At this early stage the Company cannot estimate the chances of this claim.